UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	February 10, 2014

ConAgra Foods, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	1-7275	47-0248710
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

One ConAgra Drive, Omaha, Nebraska		68102
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	402-240-4000

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01 Other Events.

ConAgra Foods, Inc. (the "Company") previously announced an agreement with Cargill, Incorporated ("Cargill"), and CHS Inc. ("CHS"), to form a joint venture to be known as Ardent Mills, which will combine the North American flour milling operations and related businesses operated through the ConAgra Mills division of the Company and the Horizon Milling joint venture of Cargill and CHS. The Company is revising the timeline to complete the Ardent Mills transaction and now expects the transaction to close in the second quarter of calendar 2014. The Company revised the timeline due to various reasons, including the ongoing regulatory review process. The Company, Cargill and CHS are prepared to divest four flour milling facilities: Horizon Milling’s Los Angeles, California, mill; and ConAgra Mills’ Oakland, California, Saginaw, Texas, and New Prague, Minnesota, mills. The Company expects these facilities would be divested prior to, or simultaneous with, the closing of the Ardent Mills transaction. Completion of the transaction remains subject to reaching agreement with the U.S. Department of Justice, financing and other certain customary closing conditions. ConAgra Mills and Horizon Milling will continue to operate their respective mills until the potential sales are completed and Ardent Mills is formed.

FORWARD-LOOKING STATEMENTS

This report contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements are based on management's current views and assumptions of future events and financial performance and are subject to uncertainty and changes in circumstances. We undertake no responsibility for updating these statements. Readers of this report should understand that these statements are not guarantees of performance or results. Many factors could affect our actual financial results and cause them to vary materially from the expectations contained in the forward-looking statements, including those set forth in this report. These factors include, among other things: the timing and ability to consummate the potential joint venture combining the flour milling businesses of the Company, Cargill and CHS, including, without limitation, being able to satisfy the financing and other closing conditions as well as the divestiture of flour milling facilities within the expected timeframe or at all; and our ability to realize synergies and benefits contemplated by the potential joint venture. We caution readers not to place undue reliance on any forward-looking statements included in this report, which speak only as of the date of this report. The Company disclaims any obligation to update or revise statements contained in this report to reflect future events or circumstances or otherwise.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ConAgra Foods, Inc.

February 10, 2014	By:	Lyneth Rhoten

Name: Lyneth Rhoten
Title: Vice President, Securities Counsel and Assistant Corporate Secretary